Corporate Overview March 2022 Exhibit 99.1

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding the benefits and capabilities of our transcriptome panel and the timing of its commercial launch, possible companion diagnostic and HTG Molecular Diagnostics, Inc. (“HTG”) diagnostic products, potential addressable markets and the size of those markets, including new markets and opportunities expected as a result of our full transcriptome technology, HTG being well positioned in the emerging field of RNA therapeutics, our timeline strategy, planned product development and our product and technology roadmap, prospects, and plans and objectives are forward-looking statements. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘potential,’’ ‘‘will,’’ ‘‘would,’’ ‘‘could,’’ ‘‘should,’’ ‘‘continue,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements, including due to risks and uncertainties associated with the development and commercialization of products, competition with new and existing technologies, the outcome of relationships with third parties, the COVID-19 pandemic and other factors as discussed under the heading “Risk Factors” in our quarterly report on Form 10-Q for the quarter ended September 30, 2021, as filed with the Securities and Exchange Commission. The forward-looking statements contained in this presentation reflect our views with respect to future events as of the date set forth on the first page of this presentation, and we assume no obligation to update any forward-looking statements as a result of new information, future events or otherwise as of such date. This presentation also contains estimates, projections and other information concerning our industry, our business, and the markets for our products, product candidates and services, as well as data regarding market research, estimates and forecasts prepared by our management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. These statements are based upon information available to us as of the date of the presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements Forward-looking Statements PROPRIETARY AND CONFIDENTIAL 2

PROPRIETARY AND CONFIDENTIAL 3 HTG is accelerating precision medicine - from diagnosis to treatment - by harnessing the power of transcriptome-wide profiling to drive translational research, clinical diagnostics and targeted therapeutics across a variety of disease areas.  Building on more than a decade of pioneering innovation and partnerships with biopharma leaders and major academic institutes, HTG’s proprietary RNA platform technologies are designed to make the development of life science tools and diagnostics more effective and efficient and to unlock a differentiated and disruptive approach to transformative drug discovery.

PROPRIETARY AND CONFIDENTIAL 4 HTG MOLECULAR HTG THERAPEUTICS PRECISION MEDICINE RNA diagnostic services/tools RNA-targeted small molecule drug discovery

Creating Two Categories of Value: Rx/Dx Hybrid Business Model PROPRIETARY AND CONFIDENTIAL 5

The Power of RNA and Gene Expression Profiling (GEP) in Precision Medicine PROPRIETARY AND CONFIDENTIAL 6 RNA Transcriptome DNA Protein Proteome Making Precision Medicine More Precise Genome RNA is what is happening Proteins are the working molecules … but are very difficult to multiplex DNA represents the blueprint

What Differentiates HTG for RNA Analysis?

Faster…easier…higher expected success rate…lower sample requirement

SAMPLE FRIENDLY

- 5-10x less starting sample required
- Compatible with both liquid and tissue samples
- Maintain effectiveness with degraded samples

SIMPLIFIED WORKFLOW

- Avoids complex and biased RNA-seq workflow steps
- Turn-around time of 3 days vs. 7 days or more
- Bioinformatics in <1 hour vs. 4-8 hours or more

CUTTING-EDGE PERFORMANCE

- Excellent concordance with RNASeq and synthetic RNA spike in controls
- 97+% assay success rate and large dynamic range
- High-plex (up to 20K) panels, including whole transcriptome mRNA and miRNA panels

7 PROPRIETARY AND CONFIDENTIAL

Profiling Business – Gene Expression Profiling in Three Segments PROPRIETARY AND CONFIDENTIAL 8

Data analysis Sequencing Library prep EDGESeq Workflow PROPRIETARY AND CONFIDENTIAL 9 Low Sample Input No RNA / DNA Extraction Simplified Sequencing and Bioinformatics Sequencer Agnostic Illumina Thermo Fisher Scientific HTG Reveal Data Analysis Suite Sample prep Patented and Proprietary Chemistry

Core Business – RNA GEP Market Remains Large and Fast Growing PROPRIETARY AND CONFIDENTIAL 10 $0.5B $1.0B $2.0B MARKET SIZE Source - DeciBio

Core Business – Seeing Recovery in Key Metrics PROPRIETARY AND CONFIDENTIAL 11 $2.0M $1.7M $1.7M $2.5M $1.4M $2.1M 88 50 62* Revenue is direct revenue from products and product related services $2.5M $2.9M* * Numbers are preliminary and unaudited

Momentum in Publications Referencing EdgeSeq PROPRIETARY AND CONFIDENTIAL 12

PROPRIETARY AND CONFIDENTIAL 13 Provides the mRNA transcriptome with the same value proposition as previous EdgeSeq targeted panels Smaller sample load High success rate with FFPE Simpler workflow Faster turnaround time Easy bioinformatics HTG’s new human mRNA transcriptome product, approximately 20,000 genes

PROPRIETARY AND CONFIDENTIAL 14 HTG Transcriptome Panel (HTP) White Papers White paper # 1 (November 2020) demonstrated equivalency to RNASeq White paper # 2 (February 2021) demonstrated superiority to RNASeq White paper # 3 (August 2021) demonstrated final assay configuration superiority to RNASeq and data integration into REVEAL software

ASSAY PASS RATE AND SAMPLE REQUIREMENTS vs RNASeq PROPRIETARY AND CONFIDENTIAL 15 Technical Highlights – HTP System Performance * Only 1 sample required 2 sections ** RNA-Seq samples failed to generate sufficient extracted RNA to process samples. HTG works with smaller samples, is less sensitive to sample age, has a faster turnaround time and has a higher sample success rate than RNASeq

HTG SHOWS HIGH ACCURACY vs SPIKED IN CONTROLS AND IS CONCORDANT WITH RNASeq 16 Technical Highlights – HTP Accuracy Comparison of differential expression analysis results between the HTG panel and RNA-Seq for a representative set of breast and colorectal cancer FFPE samples. Log fold change values for RNA-Seq are plotted on the y-axis and log fold change values for the HTG panel are plotted on the x-axis. Blue dotted line is the unity line Assay linearity and dynamic range using spiked-in ERCC transcripts. The predicted amount of log2 ERCC spike-in (X-axis) were correlated with the log2 transformed signal generated by the ERCC transcripts (Y-axis). Pearson correlation coefficients are in the upper left-hand corner of each plot.

Market Opportunities PROPRIETARY AND CONFIDENTIAL 17 MAJOR DX CONTENT PROVIDERS* MAJOR CANCER CENTERS IN THE US AND EUROPE 72 NCI centers in the US 42 OECI centers in Europe Source – Cancer.gov, OECI.eu * Examples of potential customers

A Decade of Innovation at HTG


PROPRIETARY TECHNOLOGY
Whole transcriptome miRNA panel
DLBCL COO panel
U.S. Patent No. 8,741,564- June 3, 2014
Oncology biomarker panel
Immune response panel
Immuno oncology panel
Mouse mRNA panel
Pan B-cell lymphoma panel
EpiEdge Seq feasibility
Whole transcriptome mRNA panel
<2013
2015
2017
2019
2021
JULY 2021
Drug Discovery Business Unit Created
CUSTOMERS/ DISTRIBUTION
Merck KGaA CDx agreement
QIAGEN PDP CDx agreement
PDP 1 agreement
PDP 2 agreement
PDP 3 agreement
QIAGEN distribution agreement
FINANCING
IPO
Follow on financing
2nd follow on financing

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PROPRIETARY AND CONFIDENTIAL
HTG

RNA profiling: Advanced Medicinal Chemistry Platform Novel Drug Discovery, a Natural Extension of Our Business PROPRIETARY AND CONFIDENTIAL 19 Leveraging our heritage Adding new technology platforms Enabling a powerful new capability Targeted RNA transcriptomic profiling:

OUR SOLUTION The Value of Early Pre-clinical Insight PROPRIETARY AND CONFIDENTIAL 20

Two Big Problems in Clinical Development Persist: Efficacy & Safety PROPRIETARY AND CONFIDENTIAL 21 <12% of drugs entering clinical trials succeed* Approx $985M per drug approved* * pharma.org … we plan to improve on both. PHASE II PHASE III

RNA Opens Up Huge New Universe of Drug Targets



TODAY'S PROTEIN PARADIGM
(After 100 years of drug discovery)
POTENTIAL WITH RNA
Proteins
(1.5%)
Non-disease
related
Could be
druggable
as mRNA
~1,000
targeted by existing drugs
1.5%
~70%
Non-coding
~30%
~20,000
coding genes
Human
Genome
(100%)
20x
increase in new targets

Nature Reviews, August 2018

22 PROPRIETARY AND CONFIDENTIAL

What Differentiates HTG for Drug Discovery? PROPRIETARY AND CONFIDENTIAL 23 Full RNA profiling…in silico chemistry…primary data driven redesign…de-risked candidates FULL TRANSCRIPTOMIC PROFILING INTEGRATED ML DRIVEN CHEMISTRY CHEMI-TRANSCRIPTOMIC REDESIGN Full miRNA, mRNA and RNA modification profiling 3 day turn around > 99% success Proprietary cost effective technology Proprietary rules based in-silico design Design for efficacy and safety Faster and lower cost than traditional methods Biological assessment of hits to gauge efficacy, toxicity and off target effects Profiling informs library redesign to derisk candidates Analysis in real time to enable rapid cycling

PROPRIETARY AND CONFIDENTIAL 24 Literature concurs that integrating big data expression profiling can improve therapeutic candidates Early and often transcriptome profiling can disrupt drug development

Innovative Proprietary Technology HTG Epi- EdgeSeq Epi transcriptome mRNA transcriptome miRNA transcriptome EdgeSeq A Tech Driven Biotech PROPRIETARY AND CONFIDENTIAL 25 Disease state agnostic:

PROPRIETARY AND CONFIDENTIAL 26 Our Comprehensive RNA Profiling Platform Technology Enabling simultaneous mRNA, miRNA and RNA modification analysis NEW NEW

THE PLATFORM THE BENEFITS PROPRIETARY AND CONFIDENTIAL 27 Advanced Medicinal Chemistry, Powered by Machine Learning Streamlining Discovery Then Now Easier to screen and iterate Harder to screen and iterate

HTG Positioned for High Value-add throughout The Process PROPRIETARY AND CONFIDENTIAL 28 DRUG DISCOVERY CDx DEVELOPMENT NIH / Academia profiling tools CDx Development profiling tools

HTG Drug Discovery Process – A Deeper Dive PROPRIETARY AND CONFIDENTIAL 29 Development candidate

HTG CDx Process – A Deeper Dive

1 Pre-IND

- Analyze disease vs normal with mRNA, miRNA, ^{m6}A and other modifications.
- Confirm mechanism
- Screen for off target and toxicity



2 Phase 1

- Using EdgeSeq profiling platform identify responder/non responders of patients via pathway analysis and sub-typing



3 Phase 2

- Confirm sub-type and/or pathway response and confirm biomarker strategy to accelerate drug development and registration
- Build IUO CDx



4 Phase 3

- Expand sub-types and indications to maximize market potential
- Expand CDx label



5 Launch

- Initiate commercialization seeking 1st line approval based on superior efficacy and lower toxicity



Approval

30

PROPRIETARY AND CONFIDENTIAL

DATA PLATFORM Differentiated from Traditional and Disruptive Competitors PROPRIETARY AND CONFIDENTIAL 31 DISCOVERY STRATEGIES TRANSCRIPTOMIC PROFILING TECHNOLOGY TRANSCRIPTOMIC PROFILING TECHNOLOGY TRADITIONAL RNA LANDSCAPE DISRUPTOR LANDSCAPE

Proven Team with Rich, Relevant Expertise PROPRIETARY AND CONFIDENTIAL 32 EXPERTISE RNA profiling Bioinformatics Medicinal chemistry Molecule design Target / pipeline strategy Licensing strategy

33 Value Milestones PROPRIETARY AND CONFIDENTIAL

PROPRIETARY AND CONFIDENTIAL 34

Key Preclinical Comps for HTG Therapeutics* * Cortellis Competitive Intelligence database ; searched only small molecule deals in Cancer and Inflammatory disease indications for which financial terms were disclosed

PROPRIETARY AND CONFIDENTIAL 36 THERAPEUTICS Deep expertise in RNA translational profiling To understand mechanism of disease Ability to unlock massive drug discovery potential 20x increase in druggable targets Disrupting the paradigm by moving earlier in the process Improving efficacy/safety; reducing current 90% clinical failure Highly differentiated in RNA drug discovery space Comprehensive proprietary profiling and medicinal chemistry Capturing significant value-add potential and control Evolution from service provider to service provider and drug discovery / CDx developer Summary

PROPRIETARY AND CONFIDENTIAL 37 HTG MOLECULAR Life science tools and diagnostics based on proprietary transcriptomic technologies and informatics HTG THERAPEUTICS Therapeutic discovery integrating transcriptomic profiling and machine learning guided library construction Leading transcriptomics company developing profiling diagnostics and novel drug candidates to determine the right therapy for the right patient